UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

April 9, 2014

Date of Report (Date of earliest event reported)

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The contents of Item 1.02 are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On April 9, 2014 we entered into a letter agreement (“Letter Agreement”) with King Pharmaceuticals Research & Development, Inc. (“King”), now a subsidiary of Pfizer Inc., (collectively “Pfizer”) terminating the License, Development and Commercialization Agreement dated October 30, 2007 (the “License Agreement”) between King and us. In September, 2012, we had entered into another letter agreement with Pfizer pursuant to which Pfizer returned to us all products licensed to it under the License Agreement except for OXECTA® (oxycodone hydrochloride) Tablets CII. Pfizer received U.S. Food and Drug Administration approval for its New Drug Application (“NDA”) for OXECTA in June 2011. With this Letter Agreement we regain all rights to the products licensed to Pfizer under the License Agreement.

Pursuant to the terms of and the Letter Agreement:

•	Our license grant to Pfizer for our AVERSION® Technology will terminate effective April 9, 2014 and Pfizer will no longer have a right to develop, market or sell any products using our technology;

•	We will own all rights to OXECTA® (oxycodone hydrochloride) Tablets CII, except for the OXECTA® trademark, which will be retained by Pfizer;

•	Pfizer will transfer to us all studies, data, regulatory filings (including the NDA) and other information relating to OXECTA® (oxycodone hydrochloride) Tablets CII pursuant to a transition process described in the Letter Agreement;

•	We will pay Pfizer a one-time payment of $2,000,000 in consideration of the termination of the License Agreement;
•	Neither party will have any royalty obligations to the other, except for Pfizer’s royalty payment obligations to us relating to OXECTA® product sold before the effective date of the Letter Agreement; and

•	Each of Pfizer and Acura waives any claims and releases the other party against any liability relating to the License Agreement, except for any claims and obligations under the Letter Agreement and certain sections of the License Agreement that survive termination in accordance with the terms of the Letter Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Under the terms of the Letter Agreement we must pay Pfizer $2,000,000 in two installments: $1,000,000 by April 19, 2014 and $1,000,000 within five (5) days of Pfizer notifying the FDA of a transfer of the new drug application for OXECTA®. Item 1.02 of this Report is incorporated herein by reference.

Item 8.01	Other Events

On April 10, 2014 we issued a press release relating to the Letter Agreement, which press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated April 10, 2014 Announcing Termination of License Agreement between Pfizer and Acura.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial

Date: April 9, 2014

Exhibit Number	Description

99.1	Press Release dated April 10, 2014 Announcing Termination of License Agreement between Pfizer and Acura.